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                                                                    EXHIBIT 4.7
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

                     NUMBER                                      HSN, INC.                                 SHARES
                      HSN
                                            INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                            COMMON STOCK                         SEE REVERSE FOR CERTAIN DEFINITIONS
                                                                                                         CUSIP 40429R 10 9
THIS CERTIFIES THAT



                                                             SPECIMEN


IS THE OWNER OF

           FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE PER SHARE, OF

HSN, INC. transferable on the books of the Company by the holder hereof in person or by his duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation, as now and hereafter amended, and of the By-laws of the Company
(copies thereof being on file with the Secretary of the Company) and the holder hereof, by accepting this certificate, expressly assents thereto. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

        Witness the seal of the Company and the facsimile signatures of its duly authorized officers.

        Dated:


           ------------------------                                              ---------------------------
           CHAIRMAN OF THE BOARD                      HSN, INC.                           SECRETARY
        AND CHIEF EXECUTIVE OFFICER                   CORPORATE
                                                        SEAL
                                                        1986
                                                      DELAWARE
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COUNTERSIGNED AND REGISTERED:
   THE BANK OF NEW YORK
      TRANSFER AGENT AND REGISTRAR

By

         AUTHORIZED SIGNATURE






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                                   HSN, INC.


THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS, A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
TEN COM - as tenants in common                               UNIF GIFT MIN ACT -      Custodian
TEN ENT - as tenants by the entireties                                                          -------          -------
JT TEN  - as joint tenants with right of                                                         (Cust)          (Minor)
          survivorship and not as tenants                                                       under Uniform Gifts to Minors
          in common                                                                             Act
                                                                                                    ------------------------------
                                                                                   (State)
                     Additional abbreviations may also be used though not in the above list.

For value received,__________________ hereby sell, assign and transfer unto

        PLEASE INSERT SOCIAL SECURITY OR OTHER
             IDENTIFYING NUMBER OF ASSIGNEE
----------------------------------------------

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              (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

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                                                                                                     : shares
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of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                                                     Attorney
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to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
      ----------------------------------------


                                        -------------------------------------------------------------------------------
                             NOTICE:    THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
                                        WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT
                                        ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


            SIGNATURE(S) GUARANTEED:
                                        -------------------------------------------------------------------------------
                                        THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION
                                        (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
                                        MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT
                                        TO S.E.C. RULE 17Ad-15.
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